
     --------------------------------
           Excludes Visteon &
            One-Time Factors
     --------------------------------

                               Ford Motor Company
                 AUTOMOTIVE GEOGRAPHIC AND COST OF SALES DETAIL
                             2000 Compared With 1999


     --------------------------------
      GEOGRAPHIC DATA                                    4th Quarter                                       Full Year
     --------------------------------     -------------------------------------------    -------------------------------------------
                                                                         00 B/(W)                                        00 B/(W)
                                              2000           1999         Than 99            2000          1999           Than 99
                                          -------------  ------------- --------------    ------------- ---------------- ------------
    PBT (Mils.)

     U.S.                                         $831         $2,127       ($1,296)           $6,890         $7,593          ($703)
     Canada/Mexico                                 272            233            39               667            832           (165)
                                          -------------  ------------- --------------    ------------- ------------------- ---------
       North America                            $1,103         $2,360       ($1,257)           $7,557         $8,425          ($868)

     Europe                                         31           (96)            127             (97)          (160)             63
     South America                                 (49)         (150)            101            (373)          (683)            310
     Rest of World                                  15           (10)             25             115             91              24
                                          -------------  ------------- --------------    ------------- ------------------ ----------
         Worldwide                              $1,100        $2,104         ($1,004)         $7,202         $7,673           ($471)
                                          =============  ============= ==============    ============= ================== ==========

     Net Income (Mils.)


     U.S.                                         $564         $1,406         ($842)           $4,602         $5,064          ($462)
     Canada/Mexico                                 176            148            28               430            531           (101)
                                          -------------  ------------- --------------    ------------- ------------------- ---------
       North America                              $740         $1,554         ($814)           $5,032         $5,595          ($563)

     Europe                                         33           (30)             63             (35)            10             (45)
     South America                                 (31)         (100)             69            (240)          (444)            204
     Rest of World                                  20            10              10             125             90              35
                                          -------------  ------------- --------------    ------------- ------------------ ----------
         Worldwide                                $762        $1,434           ($672)         $4,882          $5,251          ($369)
                                          =============  ============= ==============    ============= ================== ==========

     Sales (Mils.)

     U.S.                                      $23,302        $24,637       ($1,335)          $96,030        $92,218         $3,812
     Canada/Mexico                               2,290          2,499          (209)            7,835          7,013            822
                                          -------------  ------------- --------------    ------------- ------------------ ----------
       North America                           $25,592        $27,136       ($1,544)         $103,865        $99,231         $4,634

     Europe                                      7,332          8,503        (1,171)           28,674         29,344           (670)
     South America                                 642            537           105             2,536          2,273            263
     Rest of World                               1,541          1,109           432             6,155          4,225          1,930
                                          -------------  ------------- --------------    ------------- ------------------ ----------
         Worldwide                             $35,107        $37,285       ($2,178)         $141,230       $135,073         $6,157
                                          =============  ============= ==============    ============= ================== ==========


     --------------------------------
      COST OF SALES                                      4th Quarter                                       Full Year
     --------------------------------     -------------------------------------------    -------------------------------------------
                                                                         00 B/(W)                                        00 B/(W)
                                              2000           1999         Than 99            2000          1999           Than 99
                                          -------------  ------------- --------------    ------------- ---------------- ------------
                                             (Mils)         (Mils)        (Mils)            (Mils)        (Mils)          (Mils)

     Total Costs and Expenses                  $33,966        $35,225         $1,259         $134,069       $127,461        $(6,608)
        Less:  Depreciation                        643            690             47            2,789          2,689           (100)
                   Amortization                    527            619             92            2,303          2,362             59
                   Selling and Admin.            2,775          2,729            (46)           9,701          8,717           (984)
                   Pension Benefit Exp.             17            312            295              104            628            524
                                          -------------  ------------- --------------    ------------- ---------------- ------------

        Net Cost of Sales                      $30,004        $30,875           $871         $119,172       $113,065        ($6,107)
                                          =============  ============= ==============    ============= ================= ===========

        Memo: Gross Margin                       14.5%          17.2%           -2.7 pts        15.6%          16.3%        -0.7 pts



                               Ford Motor Company

                     FOURTH QTR & FULL YEAR 2000 DATA SHEET



                                                                                  2000                          1999
                                                        3rd Qtr        --------------------------    --------------------------
                                                          2000            4th Qtr     Full Year       4th Qtr      Full Year
                                                      -------------    ------------- ------------    ------------ -------------


Market Share Data (%)
  U.S.
    Car                                                    18.0%            17.5%        19.1%            20.0%        19.6%
    Truck                                                  27.7%            27.2%        28.2%            26.7%        28.2%
      Total                                                22.8%            22.5%        23.7%            23.5%        23.8%

  Europe
    Car                                                    11.0%            10.1%        10.3%             9.8%        10.4%
    Truck                                                   8.9%             7.6%         8.0%             8.5%         8.9%
      Total                                                10.7%             9.8%        10.0%             9.7%        10.2%

U.S. Total Marketing Costs
 -- Variable and Fixed
 (% of Gross Revenue)                                      11.1%            10.7%        11.1%             9.8%        10.6%

U.S. Sales Mix
  Fleet Sales (% of Total)                                   21%              29%          26%              25%          24%
  Red Carpet Lease (% of Total)                              21%              14%          18%              11%          16%
  Red Carpet Lease (% of Retail)                             26%              19%          25%              15%          21%

U.S. Inventory (Days' Supply)
  Car                                                        55               81           81               61           61
  Truck                                                      65               92           92               72           72
   Average                                                   61               88           88               68           68

Avg. Portfolio Borrowing Rate
  Ford Credit (%)                                           6.5%             6.6%         6.4%             5.8%         5.9%

Worldwide Taxes
  EffectiveTax Rate                                        31.1%            31.5%        32.5%            32.5%        33.0%

Common and Class B
 Shares Outstanding (Mils)
   Average - Actual                                       1,649            1,873         1,483           1,207        1,210
   Average - Assuming Full Dilution                       1,678            1,895         1,504           1,229        1,233
   Period Ended - Actual                                  1,896            1,854         1,854           1,207        1,207




Value Enhancement Plan

On August 7, 2000, we announced the final results of our recapitalization, known as our Value Enhancement Plan ("VEP"). Under the VEP, Ford shareholders exchanged each of their old Ford common or Class B shares for one new Ford common or Class B share, as the case may be, plus either $20 in cash, 0.748175 additional new Ford common shares, or a combination of $5.17 in cash and 0.555 additional new Ford shares. As a result of the elections made by shareholders under the VEP, the total number of new Ford common and Class B shares outstanding was 1.893 billion.

For financial reporting purposes, under generally accepted accounting principles, prior period outstanding shares, diluted shares, and earnings per share ("EPS") amounts were not adjusted. Third quarter diluted shares were calculated based on a weighted average of 1.222 billion diluted shares for the period prior to the VEP and a weighted average of 1.929 billion diluted shares for the period subsequent to the VEP. Full year diluted shares were calculated based on an average of 2.136 billion diluted shares for the first quarter and second quarter, 1.998 billion diluted shares for the third quarter and 1.895 billion diluted shares for the fourth quarter. Diluted share amounts reflect actual outstanding shares adjusted for the effects of (i) issuable and uncommitted employee stock ownership plan shares and (ii) the dilutive effect of employee stock options.

The following tables show, on a pro forma basis, how the results of the VEP would have adjusted prior period diluted share and EPS amounts had the VEP been structured as a 1.748175-for-1 stock split followed by a $5.7 billion share repurchase at a price per share of $26.7317. Such a stock split and share repurchase would have had substantially the same economic effect as the results of the VEP. The amounts in the tables are also adjusted to exclude (i) Visteon earnings and, for the second quarter of 2000, the $2,252 million one-time, non-cash charge resulting from the spin-off of Visteon on June 28, 2000 and (ii) special or one-time charges that we believe are not representative of our operating results on a continuing basis (e.g., second quarter 2000 after tax charges of $1,019 million for asset impairment and restructuring costs related to our Ford brand operations in Europe).


                               Ford Motor Company

        EPS RECONCILIATION FOR VALUE ENHANCEMENT PLAN & VISTEON SPIN OFF




                                        1st Qtr           2nd Qtr           3rd Qtr          4th Qtr      Full Year
                                        -------           -------           -------          -------      ---------
2000
-----

Reported Net Income (Mils.)              $ 2,079          $   (577)         $    888         $ 1,077     $ 3,467

- Excluding Visteon (Mils.)                1,932             1,513               888           1,077       5,410

Operating Income (Mils.)                   1,932             2,532               994           1,210       6,668
(Excl. One-Time Factors & Visteon)

Avg. Number of Diluted Shares of
  Common & Class B Stock (Mils.)
- Reported                                 1,222             1,222             1,678           1,895       1,504
- Adjusted for VEP                         2,136             2,136             1,998 *         1,895       2,041**

Diluted EPS
Reported                                 $  1.70          $  (0.47)         $   0.53        $   0.57    $   2.30

Visteon                                     0.12             (1.71)                -               -       (1.29)
                                            -----             -----            ------          -----      -------
 Excluding Visteon                       $  1.58          $   1.24          $   0.53        $    0.57   $   3.59

One-Time Factors                               0             (0.83)            (0.06)           (0.07)     (0.83)
                                          ------             ------            ------           ------     ------
 Excluding One-Time Factors              $  1.58          $   2.07          $   0.59         $   0.64    $   4.42

Pro forma Adjusted Diluted EPS           $  0.90          $   1.18          $   0.50         $   0.64    $   3.26


                                        1st Qtr           2nd Qtr           3rd Qtr          4th Qtr      Full Year
                                        -------           -------           -------          -------      ---------
1999
----

Reported Net Income (Mils.)              $ 1,979          $ 2,338           $ 1,114          $ 1,806     $ 7,237

- Excluding Visteon (Mils.)                1,774            2,058               959            1,711       6,502

Operating Income (Mils.)                   1,609            2,204             1,186            1,791       6,790
(Excl. One-Time Factors & Visteon)

Avg. Number of Diluted Shares of
  Common & Class B Stock (Mils.)
- Reported                                 1,237            1,237             1,231            1,229       1,233
- Adjusted for VEP                         2,162            2,162             2,152            2,149       2,155

Diluted EPS
Reported                                 $  1.60          $  1.89          $   0.90          $  1.47     $  5.86

Visteon                                     0.17             0.23              0.12             0.08        0.60
                                          ------           ------            ------           ------      ------
 Excluding Visteon                       $  1.43          $  1.66          $   0.78          $  1.39     $  5.26

One-Time Factors                            0.14            (0.11)            (0.17)           (0.06)      (0.23)
                                          ------           -------           -------          -------      ------
 Excluding One-Time Factors              $  1.29          $  1.77          $   0.95          $  1.45     $  5.49

Pro forma Adjusted Diluted EPS           $  0.74          $  1.01          $   0.54          $  0.83     $  3.14
- - - - -
*   Third Quarter average number of fully diluted shares outstanding, weighted by one month at 2,136 million shares and two months at 1,929 million shares.
**  Full year average number of fully diluted shares outstanding, based on an average of 2.136 billion diluted shares for the 1st Qtr. and 2nd Qtr., 1.998 billion diluted shares for the 3rd Qtr. and 1.895 billion diluted shares for the 4th Qtr.


                       Ford Motor Company and Subsidiaries
                        Consolidated Statement of Income
                For the Periods Ended December 31, 2000 and 1999
                                  (in millions)


                                                 -----------------------------------   ---------------------------
                                                   F O U R T H    Q U A R T E R          Y E A R   TO   D A T E
                                                 -----------------------------------   ---------------------------
                                                       2000          1999                  2000          1999
AUTOMOTIVE
  Sales                                                 35,107        37,285                141,230       135,073

  Costs and Expenses
    Costs of sales                                      31,348        32,573                126,120       118,985
    Selling and administrative and other expenses        2,823         2,772                  9,884         8,874
                                                 -------------- --------------         ------------- -------------
      Total costs and expenses                          34,171        35,345                136,004       127,859
                                                 -------------- --------------         ------------- -------------
  Operating Income                                         936         1,940                  5,226         7,214

  Interest income                                          349           379                  1,488         1,418
  Interest expense                                         371           354                  1,383         1,347
                                                 -------------- --------------         ------------- -------------
    Net interest income/(expense)                          (22)           25                    105            71

  Equity in net income/(loss) of affiliated companies       (6)            2                    (70)           35
  Net (expense) revenue from transactions with FSG         (13)           17                      6           (45)
                                                 --------------- -------------         -------------- -------------

  Income Before Income Taxes - Automotive                  895         1,984                  5,267         7,275

FINANCIAL SERVICES
  Revenues                                               7,480         6,637                 28,834        25,585

  Costs and Expenses
    Interest expense                                     2,544         1,978                  9,519         7,679
    Depreciation                                         2,375         2,373                  9,408         9,254
    Operating and other expense                          1,254         1,349                  4,971         4,653
    Provision for credit and insurance losses              616           319                  1,963         1,465
                                                 -------------- -------------          -------------  -------------

      Total costs and expenses                           6,789         6,019                 25,861        23,051
  Net revenue (expense) from transactions with Auto         13           (17)                    (6)           45
  Gain on spin-off of the Associates (Note xx)               -             -                      -             -
  Gain on sale of common stock of a subsidiary               -             -                      -             -
                                                 -------------- -------------          -------------- ------------

  Income Before Income Taxes - Financial Services          704           601                  2,967         2,579
                                                 -------------- -------------          -------------- ------------
TOTAL COMPANY
  INCOME BEFORE INCOME TAXES                             1,599         2,585                  8,234         9,854

  PROVISION FOR INCOME TAXES                               506           848                  2,705         3,248
                                                 -------------- -------------          ------------- -------------
INCOME BEFORE MINORITY INTERESTS                         1,093         1,737                  5,529         6,606

Minority interests in net income
 of consolidated subsidiaries                               16            26                    119           104
                                                 -------------- -------------          -------------  ------------
NET INCOME FROM CONTINUING OPERATIONS                    1,077         1,711                  5,410         6,502
                                                 -------------- -------------          -------------  ------------

Net income from discontinued operation                       0            95                    309           735
Loss on spin-off of discontinued operations-Visteon          0             0                  2,252             0
                                                 -------------- -------------          -------------  ------------
NET INCOME                                               1,077         1,806                  3,467         7,237
                                                 ============== =============          =============  ============
Income/(Loss) attributable to Common & Class B Stock     1,073         1,802                  3,452         7,222
  after preferred stock dividends

Avg. # of shares of Common & Class B stock outstdg       1,873         1,207                  1,483         1,210

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Basic income from continuing operations                   0.58          1.42                   3.66          5.38
Basic income                                              0.58          1.50                   2.34          5.99

Diluted income from continuing operations                 0.57          1.39                   3.59          5.26
Diluted income                                            0.57          1.47                   2.30          5.86

Cash Dividends                                            0.30          0.46                   1.16          1.88

Prior period selling, administrative and other expenses restated.